SECURITIES SUBSCRIPTION AGREEMENT

As of _____________, 20__

Safety Quick Lighting & Fans Corp.

4400 North Point Parkway, Suite 154

Alpharetta, GA 30022

Investors:

1.1. Subscription; Payment.

(a) The undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase shares of common stock of Safety Quick Lighting & Fans Corp., no par value per share (“Common Stock”), in the number and principal amount set forth on the signature page hereto from Safety Quick Lighting & Fans Corp., a Florida corporation (the “Company”), in connection with the Company’s offering of a minimum of $500,000 and up to $2,000,000 in the aggregate principal amount of shares of Common Stock (the “Securities”), pursuant to the terms set forth in the Confidential Term Sheet attached as Exhibit A hereto, this Securities Subscription Agreement, and the form of Registration Rights Agreement attached as Exhibit D hereto (the “Offering”). This Securities Subscription Agreement, which incorporates by reference all exhibits and schedules attached to the Investor Package issued in connection with the Offering and dated November 2015, shall be hereinafter referred to as the “Subscription Agreement”; together with such exhibits and schedules attached hereto, the “Offering Documents”. Any capitalized term not defined herein shall have the meaning of such term as has been set forth in the Offering Documents. The minimum investment per Subscriber shall be $25,000, which may be waived by the Company in its sole discretion. All amounts in this Subscription Agreement are expressed in US Dollars.

This subscription for the Securities is based upon the information provided in the Offering Documents and upon the Subscriber’s own investigation as to the merits and risks of this investment. The Subscriber shall deliver herewith duly executed copies of the signature pages to this Subscription Agreement and the Accredited Investor Questionnaire & Form W-9 (the “Investor Questionnaire”) attached as Exhibit C hereto.

It is currently anticipated that the initial closing of the Offering will take place on or around December 11, 2015, and the final closing in connection with the Offering shall occur on or before December 31, 2015 (each a “Closing” and each date upon which a Closing occurs, a “Closing Date”), unless otherwise extended or modified by the Company in its sole discretion. Before an initial Closing may occur, the Company must sell Securities totaling a minimum aggregate principal amount of $500,000.

The Company and the Subscriber are executing and delivering this Subscription Agreement in reliance upon an exemption from securities registration pursuant to Regulation S (“Regulation S”) and the other rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the investments in securities made hereunder.

(b) Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of shares of Common Stock set forth on the signature page hereto (the “Shares”), at a purchase price of one dollar ($1.00) per share of Common Stock, for the aggregate principal amount set forth on the signature page hereto (the “Purchase Price”). When this Subscription Agreement is accepted and executed by the Company, the Company agrees to issue the Shares to the Subscriber. The total aggregate principal amount of Securities issued in this Offering will be at a minimum $500,000 and up to a maximum of $2,000,000, unless increased by the Company. The Purchase Price is payable by wire transfer to _______________ for Safety Quick Lighting & Fans Corp. for pursuant to the following wire instructions.

WIRING INSTRUCTIONS

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Provided that (i) the Subscriber has satisfied all conditions set forth herein, (ii) the Company has accepted and executed this Subscription Agreement, and (iii) the total aggregate principal amount of Securities sold in the Offering equals or exceeds $500,000, the Shares purchased by the Subscriber will be delivered to the Subscriber by the Company promptly following the Closing Date. In the event that a Closing does not occur, Subscriber’s funds will be returned by the Company to the Subscriber.

2. Subscriber Representations, Warranties and Agreements. The Subscriber hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Subscriber in order to comply with federal and state securities laws):

(a) In connection with this subscription, the Subscriber has read this Subscription Agreement. The Subscriber acknowledges that this Subscription Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of the Subscriber (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company.

(b) This offering is limited to persons who are “accredited investors,” as that term is defined in RULE 501 OF Regulation D under the ACT, and who have the financial means and the business, financial and investment experience and acumen to conduct an investigation as to, and to evaluate, the merits and risks of this investment. The Subscriber hereby represents that he has read, is familiar with and understands Rule 501 of Regulation D under the Act. The Subscriber is an “accredited investor” as defined in Rule 501(a) of Regulation D UNDER THE ACT.

(c) The Subscriber has had full access to all the information which the Subscriber (or the Subscriber’s advisor(s)) considers necessary or appropriate to make an informed decision with respect to the Subscriber’s investment in the Securities. The Subscriber acknowledges that the Company has made available to the Subscriber and the Subscriber’s advisors the opportunity to examine and copy any contract, matter or information which the Subscriber considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company. To the extent the Subscriber has not sought information regarding any particular matter, the Subscriber represents that he or she had and has no interest in doing so and that such matters are not material to the Subscriber in connection with this investment. The Subscriber has accepted the responsibility for conducting the Subscriber’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Subscriber deems relevant or appropriate in connection with this investment. The Subscriber is not relying on any representation or warranty other than that contained herein. The Subscriber acknowledges that no representation regarding projected revenues or a projected rate of return has been made to it by any party.

(d) The Subscriber understands that the Offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144 as currently in effect, that the Securities must be held for at least one (1) year after the investment has been made (or indefinitely if the Subscriber is deemed an “affiliate” within the meaning of such rule) unless the Securities are subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration. The Subscriber further understands that the Offering has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Subscriber in connection with this Subscription Agreement; that the Offering has not been reviewed by the U.S. Securities and Exchange Commission or by any foreign or state securities authorities; that the Subscriber’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Subscriber to provide at Subscriber’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

(e) The Subscriber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Common Stock. The Subscriber is not registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended, affiliated with any broker or dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended, or a member of the Financial Industry Regulatory Authority.

(f) Each of this Subscription Agreement and the Offering Documents, including the Registration Rights Agreement, have been duly and validly authorized, executed and delivered on behalf of the Subscriber and is a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The Subscriber has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement and the Offering Documents, and each other agreement entered into by the parties hereto, in connection with the transactions contemplated by this Subscription Agreement.

(g) The execution, delivery and performance of this Subscription Agreement and the Offering Documents by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the Subscriber, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subscriber is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the Subscriber.

(h) The Subscriber understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities.

(i) The Subscriber acknowledges that there will be no market for the Securities and that the Subscriber may not be able to sell or dispose of them; the Subscriber has liquid assets sufficient to assure that the purchase price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies; the Subscriber is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

(j) The information in any documents delivered by the Subscriber in connection with this subscription, including, but not limited to the Investor Questionnaire, is true, correct and complete in all respects as of the date hereof. The Subscriber agrees promptly to notify the Company in writing of any change in such information after the date hereof.

(k) The Offering and sale of the Securities to the Subscriber were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

(l) The Subscriber recognizes that an investment in the Securities involves significant risks, which risks could give rise to the loss of the Subscriber’s entire investment in such securities.

(m) The Subscriber is purchasing the Securities for the Subscriber’s own account, with the intention of holding the Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and shall not make any sale, transfer, or pledge thereof without registration under the Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

(n) The Subscriber represents that the Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Securities. The Subscriber has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

(o) The Subscriber is financially able to bear the economic risk of this investment, including the ability to hold the Securities indefinitely or to afford a complete loss of the Subscriber’s investment in the Securities.

(p) If the Subscriber is a partnership, corporation, trust, or other entity, (i) the Subscriber has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the certificate of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the Subscriber represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Securities, (iii) the Subscriber has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(q) If the Subscriber is located outside the “United States,” as such term is defined in Regulation S, and is not a “U.S. person,” as such term is defined in Regulation S (a “U.S. Person”), and is not purchasing the Securities by or on behalf a person inside the United States or a U.S. Person. The purchase of the Securities was conducted in an “offshore transaction,” as such term is defined in Regulation S, such that when the offer to purchase the Securities was made, such Subscriber was not a person within the United States, and at the time of purchase, the Subscriber is located outside the United States.

(r) The Subscriber is acquiring the Securities for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Act, applicable state securities laws and applicable foreign securities laws; provided, however, that by making the representations herein, such Subscriber reserves the right to dispose of all or any part of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Act, including, without limitation, Regulation S. The Subscriber further represents that in consummating the transactions set forth herein, there is no intent to place the Securities offshore in an attempt to evade registration requirements with the result that the incidents of ownership never leave the domestic market, or that all or a substantial portion of any economic risk will be returned to the United States market during the restricted period under Rule 903 of Regulation S, or that there is no reasonable expectation that the Securities could be viewed as actually coming to rest abroad. There is no intent on the part of the Subscriber to enter into the transactions contemplated hereby for the purpose of “washing off” the resale restrictions through the use of Rule 904 of Regulation S. Nothing contained herein shall be deemed a representation or warranty by the Subscriber to hold the Securities for any period of time, except that the Subscriber agrees that in connection with the resale of any Securities under Regulation S, Subscriber will comply with the offering restrictions set forth in Regulation S, including Rule 903(b)(2) of Regulation S, and will not sell any Securities during the distribution compliance period as defined in Rule 903(b)(2) of Regulation S to a U.S. Person or for the account or benefit of a U.S. Person. The Subscriber is acquiring the Securities hereunder in the ordinary course of its business, and the Subscriber does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities in violation of United States federal or state securities laws, or applicable Canadian or provincial securities laws.

3. Representations and Warrants of the Company. As a material inducement of the Subscriber to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:

(a) Organization and Standing. The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Florida, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect. “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company.

(b) Authority. The execution, delivery and performance of this Subscription Agreement and the other Offering Documents by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company.

(c) No Conflict. The execution, delivery and performance of this Subscription Agreement and the other Offering Documents, and the consummation of the transactions contemplated hereby and thereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect. This Subscription Agreement and the Offering Documents when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

(d) Authorization. Issuance of the Securities to the Subscriber has been duly authorized by all appropriate corporate actions of the Company.

(e) Litigation and Other Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company. The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

(f) Use of Proceeds. The proceeds of this Offering and sale of the Securities, net of payment of placement expenses, will be used by the Company for working capital and other general corporate purposes subject to the restrictions set forth in the Securities and on Schedule 1 hereto.

(g) Consents/Approvals. No consents, filings (other than federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the Closing.

(h) No Commissions. The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby other than those fees payable to a Placement Agent pursuant to that certain Placement Agent Agreement, dated May 4, 2015, by and between the Company and Bradley Woods & Co. Ltd., such fees shall not be in excess of eight percent (8%) of aggregate capital raised in the Offering.

(i) Capitalization. A capitalization table illustrating the authorized and the outstanding capital stock of the Company as of the date hereof is attached as Schedule 2 hereto. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in Schedule 2.2 hereto or pursuant to any other issuance of Securities in the Offering, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries; (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; and (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. The Company has furnished to the Subscriber true and correct copies of the Company’s Certificate of Incorporation attached hereto as Schedule 5, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”) attached hereto as Schedule 6, and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto. Schedule 2.1 hereto also lists all outstanding debt of the Company for borrowed money.

(j) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement.

(k) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3 hereto, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(l) Environmental Laws. The Company and its subsidiaries (i) are to the Company’s knowledge in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or (iii) above would be reasonably likely to result in a Material Adverse Effect.

(m) Disclosure. No representation or warranty by the Company in this Subscription Agreement, the other Offering Documents, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Subscription Agreement or the other Offering Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company and its subsidiaries at the time of the execution of this Subscription Agreement, there is no information concerning the Company and its subsidiaries or their respective businesses which has not heretofore been disclosed to the Subscribers that would have a Material Adverse Effect.

(n) Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 2.1 hereto or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(o) Foreign Corrupt Practices Act. To the Company’s knowledge, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

(p) Tax Status. The Company and each of its subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects. The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with generally accepted accounting principles.

(q) Compliance with Laws. The business of the Company and its subsidiaries has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

(r) Employee Benefit Plans; ERISA. Schedule 4 hereto sets forth a true, correct and complete list of all employee benefit plans, programs, policies and arrangements, whether written or unwritten (the “Company Plans”), that the Company, any subsidiary or any other corporation or business which is now or at the relevant time was a member of a controlled group of companies or trades or businesses including the Company or any subsidiary, within the meaning of section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), maintain or have maintained on behalf of current or former members, partners, principals, directors, officers, managers, employees, consultants or other personnel. (i) There has been no prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code, with respect to any of the Company Plans; (ii) none of the Company Plans is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA; and (iii) each of the Company Plans has been operated and administered in all material respects in accordance with all applicable laws, including ERISA. There are no actions, suits or claims pending or threatened (other than routine claims for benefits), whether by participants, the Internal Revenue Service, the Department of Labor or otherwise, with respect to any Company Plan and no facts exist under which any such actions, suits or claims are likely to be brought or under which the Company or any subsidiary could incur any liability with respect to a Company Plan other than in the ordinary course. None of the Company Plans is or was a multiemployer plan within the meaning of Section 3(37) of ERISA. Neither the Company nor any subsidiary has announced, proposed or agreed to any change in benefits under any Company Plan or the establishment of any new Company Plan. There have been no changes in the operation or interpretation of any Company Plan since the most recent annual report, which would have any material effect on the cost of operating, maintaining or providing benefits under such Company Plan. Neither the Company nor any subsidiary has incurred any liability for the misclassification of employees as leased employees or independent contractors. Except as provided for in this Subscription Agreement and in the other Offering Documents, the consummation of the transactions contemplated by this Subscription Agreement, either alone or in combination with another event, will not (A) result in any individual becoming entitled to any increase in the amount of compensation or benefits or any additional payment from the Company or any subsidiary (including, without limitation, severance, golden parachute or bonus payments or otherwise), or (B) accelerate the vesting or timing of payment of any benefits or compensation payable in respect of any individual.

(s) Restrictions on Business Activities. There is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary or, to the knowledge of the Company or any subsidiary, threatened that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

4. Legends. The Subscriber understands and agrees that the Company will cause any necessary legends in addition to representations to be placed upon the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company, in the form substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

5. General Provisions.

(a) Confidentiality. The Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Subscriber; provided, however, that a Subscriber may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

(b) Successors. The covenants, representations and warranties contained in this Subscription Agreement shall be binding on the Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company. The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

(c) Counterparts. This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d) Execution by Facsimile or Email. Execution and delivery of this Subscription Agreement by facsimile transmission or email (including the delivery of documents in Adobe PDF format or other machine-readable electronic format) shall constitute execution and delivery of this Subscription Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e) Governing Law and Jurisdiction. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts to be wholly performed within such state and without regard to conflicts of law provisions that would result in the application of any laws other than the laws of the State of Florida. Any legal action or proceeding arising out of or relating to this Subscription Agreement and/or the other Offering Documents may be instituted in the courts of the State of Georgia sitting in Fulton County or in the United States District Court for the Northern District of Georgia, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding. Subscriber hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the other Offering Documents and brought in any such court, any claim that Subscriber is not subject personally to the jurisdiction of the above named courts, that Subscriber’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f)  Indemnification Generally.

(i) The Company, on the one hand, and the Subscriber, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

(ii) Indemnification Procedures. Each person entitled to indemnification under this Section 5 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 5 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, or (B) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

(g) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i) if to the Company:

_______________________________

_______________________________

_______________________________

(ii) If to Subscriber, to the address set forth next to its name on the signature page hereto.

(h) Entire Agreement. This Subscription Agreement (including the exhibits attached hereto) and other Offering Documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The exhibits constitute a part hereof as though set forth in full above.

(i) Amendment; Waiver. This Subscription Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise and no delay in exercising, any right, power or privilege under this Subscription Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Subscription Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

OMNIBUS SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT TO PURCHASE SAFETY QUICK LIGHTING & FAN CORP.'S COMMON STOCK

DOLLAR AMOUNT INVESTED: **US $** ____________________

NUMBER OF SHARES SUBSCRIBED FOR: ____________________

AMOUNT INVESTED TO BE SENT VIA: ☐ **Check (enclosed)** ☐ **Wire**

NAME IN WHICH THE SECURITIES SHOULD BE ISSUED:

____

SUBSCRIBER ADDRESS INFORMATION:

For individual subscribers this address should be the Subscriber's primary legal residence. For entities other than individual subscribers, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right.

Legal Address	Legal Address
City, State and Zip Code	City, State and Zip Code
Tax ID (EIN, SSN, OR ITIN)	Tax ID (EIN, SSN, OR ITIN)
Telephone Number / Facsimile Number	Telephone Number / Facsimile Number
Email Address	Email Address

ALTERNATE ADDRESS INFORMATION:

Please enter an alternate address if you wish to receive correspondence at an address other than the address listed above.

Alternative Address for Correspondence	Alternative Address for Correspondence
City, State and Zip Code	City, State and Zip Code
Other (telephone, fax, email)	Other (telephone, fax, email)

AGREED AND SUBSCRIBED

Date: ____________________

Subscriber: ____________________

By: ____________________

Name: ____________________

Title: ____________________

AGREED AND SUBSCRIBED

Date: ____________________

SAFETY QUICK LIGHTING & FANS CORP.

By: ____________________
John P. Campi
Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if the Securities are being subscribed for by an entity)

I, ________________________, am the ______________________________ of ____ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Subscription Agreement and to purchase and hold the Securities, and certify further that the Securities Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of __________, 2015.

____

(Signature)

CERTIFICATE OF NON-U.S. RESIDENTS

(To be completed by all non-U.S. resident Subscribers)

The Subscriber covenants, represents and warrants to Safety Quick Lighting & Fans Corp. (the “Issuer”) that:

1.	The representations and warranties contained herein are made by the Subscriber with the intent that they may be relied upon by the Issuer in determining the Subscriber’s suitability as a purchaser of the Securities.
2.	The Subscriber has received and read the Issuer’s Offering Documents and all other information provider by the Issuer, and the Subscriber is familiar with all terms and provisions thereof.
3.	The Subscriber confirms that the purchase of the Securities occurred in an “offshore transaction,” such that:
(a)	The Subscriber is not an “entity” in the United States.
(b)	At the time the Subscription Agreement was entered into, and as of the effective date of the Subscription Agreement, the Subscriber was outside of the United States.
(c)	The Subscriber is not a U.S. Person. For the purposes hereof, “U.S. Person” means:
(i)	any natural person resident in the United States;
(ii)	any partnership or corporation organized or incorporated under the laws of the United States;
(iii)	any estate of which any trustee is a U.S. Person;
(iv)	any trust of which any trustee is a U.S. Person;
(v)	any agency or branch of a foreign entity located in the United States;
(vi)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;
(vii)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(vii)	any partnership or corporation if:
(a)	organized or incorporated under the laws of any foreign jurisdiction; and
(b)	formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned by accredited investors (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended) who are not natural persons, estates or trusts.

ONLY NON-US SUBSCRIBERS NEED TO COMPLETE AND SIGN

Date

Duly authorized signatory for Subscribers

(Print name of Subscriber)